              Oppenheimer Principal Protected Main Street Fund(R)
                     Supplement dated May 1, 2006 to the
                      Prospectus dated December 28, 2005

This supplement amends the Prospectus dated December 28, 2005.

The following disclosure replaces the paragraph titled "Loans of Portfolio
Securities" on page 20 in the section titled "About the Fund's Investments -
The Fund's Principal Investment Policies and Risks."

Loans of Portfolio Securities. The Underlying Fund may make loans of its portfolio securities, with a value not to exceed 25% of its net assets, in accordance with policies approved by the Underlying Fund's Board.
      The Underlying Fund has entered into a securities lending agreement with JPMorgan Chase Bank, N.A. ("JPMorgan Chase") for that purpose.
      Under the agreement, the Underlying Fund's portfolio securities may be loaned to brokers, dealers and financial institutions, provided that such loans comply with the collateralization and other requirements of the securities lending agreement, the Underlying Fund's policies and applicable government regulations. JPMorgan Chase has agreed, in general, to bear the risk that a borrower may default on its obligation to return loaned securities. However, the Underlying Fund will be responsible for risks associated with the investment of cash collateral, including the risk of a default by the issuer of a security in which cash collateral has been invested. If that occurs, the
      Underlying Fund may incur additional costs in seeking to obtain the collateral or may lose the amount of the collateral investment. The
      Underlying Fund may also lose money if the value of the investments purchased with cash collateral decreases.

The Prospectus is revised to add the following disclosure after the paragraph titled "Portfolio Turnover" on page 22 in the section titled "About the
Fund's Investments - Investment in Debt Securities."

Loans of Portfolio Securities. The Fund may make loans of its portfolio securities, with a value not to exceed 331/3% of its net assets, in accordance with policies approved by the Fund's Board. The Fund has entered into a securities lending agreement with JPMorgan Chase for that purpose. Under the agreement, the Fund's portfolio securities may be loaned to brokers, dealers and financial institutions, provided that such loans comply with the collateralization and other requirements of the securities lending agreement, the Fund's policies and applicable government regulations. JPMorgan Chase has agreed, in general, to bear the risk that a borrower may default on its obligation to return loaned securities. However, the Fund will be responsible for risks associated with the investment of cash collateral, including the risk of a default by the issuer of a security in which cash collateral has been invested.
      If that occurs, the Fund may incur additional costs in seeking to obtain the collateral or may lose the amount of the collateral investment. The Fund may also lose money if the value of the investments purchased with cash collateral decreases.

May 1, 2006                                                   PS0676.003

           Oppenheimer Principal Protected Main Street Fund(R)
                  Supplement dated May 1, 2006 to the
      Statement of Additional Information dated December 28, 2005

      This  supplement  amends the Statement of  Additional  Information dated December 28, 2005.

      The Statement of Additional Information is revised to add the following disclosure after the paragraph titled "Investment in Other
Investment Companies" on page 9 in the section titled "About the Fund -
Additional Information About the Fund's Investment Policies and Risks."

|X|   Loans of Portfolio Securities.  The Fund may lend its portfolio securities pursuant to policies approved by the Fund's Board. It may do so to try to provide income or to raise cash for liquidity purposes.
These loans are limited to not more than 331/3% of the value of the
Fund's net assets.

      The Fund has entered into a Securities Lending Agreement (the
"Securities Lending Agreement") with JPMorgan Chase Bank, N.A.
("JPMorgan Chase"). Under the Securities Lending Agreement and
applicable regulatory requirements (which are subject to change), the collateral for such loans must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, a bank letter of credit must obligate the bank to pay to JPMorgan Chase, as agent, amounts demanded by the Fund if the demand meets the terms of the letter. Both the issuing bank and the terms of the letter of credit must be satisfactory to JPMorgan Chase and the Fund. The terms of the loans must also meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any material matters. The Securities
Lending Agreement may be terminated by either JPMorgan Chase or the
Fund on 30 days' written notice.

      Pursuant to the Securities Lending Agreement, the Fund will receive a percentage of all annual net income (i.e., net of rebates to the borrower and certain other approved expenses) from securities lending transactions. Such net income includes earnings from the investment of any cash collateral received from a borrower and loan fees paid or payable by a borrower in connection with loans secured by collateral other than cash.

      There are some risks in connection with securities lending, including possible delays in receiving additional collateral from the borrower to secure a loan or delays in recovering the loaned securities if the borrower defaults. JPMorgan Chase has agreed, in general, to guarantee the obligations of borrowers to return loaned securities to the Fund and to be responsible for expenses relating to securities lending. The Fund, however, will be responsible for risks associated with the investment of cash collateral, including the risk of a default by the issuer of a security in which cash collateral has been invested. If that occurs, the Fund may incur additional costs in seeking to obtain the collateral or may lose the amount of the collateral investment. The Fund may also lose money if the value of the investments purchased with cash collateral decreases.

May 1, 2006                                                      PX0676.003